                                                                 EXHIBIT (10)(u)


                            SECOND AMENDMENT TO THE
                             FIRSTMERIT CORPORATION
                     EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN

                            SECOND AMENDMENT TO THE
                             FIRSTMERIT CORPORATION
                     EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN


         FIRSTMERIT CORPORATION, FKA FIRST BANCORPORATION OF OHIO, (the "Company") hereby adopts this Second Amendment to the First Bancorporation of Ohio Executive Supplemental Retirement Plan, effective as of November 1, 1993.

                                R E C I T A L S:

         A. The Company adopted the First Bancorporation of Ohio Executive Supplemental Retirement Plan (the "Plan") effective as of February 13, 1987.

         B. Section 9.07 of the Plan provides that the Company may amend the Plan at any time and from time to time.

         C. The Company desires to amend the Plan to provide an early retirement incentive for certain of its employees.

         IN CONSIDERATION OF THE FOREGOING, the Company hereby amends the Plan, effective as of January 30, 1995, as follows:

         1. Except as otherwise expressly provided, capitalized terms used in this Amendment shall have the same meanings as those ascribed to them in the Plan.

         2. Section 1.01 of the Plan is amended and restated to read as follows:

        Section 1.01 This Plan shall be known as the FirstMerit Corporation Executive Supplemental Retirement Plan (hereinafter referred to as the "Plan").

         3. Section 2.12 of the Plan is amended and restated to read as follows:

     Section 2.12 The term "Employer" shall mean FirstMerit Corporation, its successors, any subsidiary or affiliated organizations authorized by the Board of Directors of FirstMerit Corporation or the Committee to participate in this Plan with respect to their Members, and subject to the provisions of Article X, any organization into which or with which the Employer may merge or consolidate or to which all or substantially all of its assets may be transferred.

         4. The following paragraphs are added to Section 4.02 of the Plan effective as of January 30, 1995:

Notwithstanding the foregoing, for purposes of calculating a Qualifying Member's Monthly Retirement Income under the provisions of this Section 4.02, three (3) years shall be added to the Qualifying Member's Attained Age as of May 1, 1995. For purposes of this paragraph, a Member shall be a "Qualifying Member" if he satisfies all of the following:

         (v) He is not, as of his Early Retirement Date, and was not prior to February 1, 1995, an employee of The CIVISTA Corporation, Citizens Savings Bank of Canton, Citizens Investment Corporation, Citizens Savings Corporation, or The CASNET Group, Inc.; and

         (w) As of May 1, 1995, he has, or will have, attained age fifty-five (55) (determined without regard to the adjustment to his age provided under this paragraph) and earned at least fifteen (15) Participating Years of Service (calculated in accordance with the provisions of the Qualified Plan); and

         (x) He has elected to retire under this Section 4.02, effective as of May 1, 1995, and to receive his Monthly Retirement Income under this Plan commencing as of such date; and

         (y) His election to retire pursuant to the provisions of this Amendment is received by the Committee in writing, on forms provided by the Committee, on or after January 30, 1995 and on or before March 15, 1995; and

         (z) His termination of employment with the Employer occurs on and after April 1, 1995 and on or before April 28, 1995.

         5. Except as expressly provided in this Amendment, the remaining terms and conditions of the Plan shall remain in full force and effect.

                 IN WITNESS WHEREOF, FirstMerit Corporation has caused this Second Amendment to the Plan to be duly executed and adopted this 19th day of
January, 1995.                                                     ----


                                                   FIRSTMERIT CORPORATION


Attest:/s/ Terry E. Patton                         By:/s/ Howard L. Flood
       -------------------                            -------------------
         Secretary                                      Its: President & Chief
                                                             Executive Officer





                                      -44-
- -